EXHIBIT 10.1

COMMON STOCK PURCHASE AGREEMENT

COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of December 19, 2006, between ALTUS PHARMACEUTICALS INC., a Delaware corporation (the “Company”), and GENENTECH, INC. (the “Purchaser”).

WHEREAS, the parties hereto are simultaneously entering into a Collaboration and License Agreement (the “Collaboration Agreement”); and

WHEREAS, in connection with the transactions contemplated by the Collaboration Agreement, the Purchaser desires to purchase from the Company, and the Company desires to issue and sell to the Purchaser, shares of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.	Purchase and Sale of the Shares.

(a) Subject to the terms and conditions of this Agreement, at the Closing (as defined in clause (b) below), the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, 794,575 shares (the “Shares”) of Common Stock of the Company for an aggregate purchase price of $15,000,000 (the “Purchase Price”). For the sake of clarification only, the per share price used to calculate such number of Shares is equal to the average of the reported last sale price of the Common Stock on the Nasdaq Global Market from November 28, 2006 through December 18, 2006. The number of Shares to be issued to the Purchaser hereunder shall be adjusted to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend, reorganization, recapitalization or other like change with respect to Common Stock of the Company occurring after the date hereof and prior to the Closing.

(b) The closing of the transactions contemplated hereby (the “Closing”) shall take place at 10:00 a.m., Eastern time, on a date to be specified by the Company and the Purchaser (the “Closing Date”), which shall be no later than the fifth business day after satisfaction or waiver of the conditions to the Closing set forth in Section 4 of this Agreement, remotely via the exchange of documents and signatures, unless another date, place or time is agreed to in writing by the Purchaser and the Company. The respective obligations of the parties to this Agreement to effect the transactions contemplated hereby shall be subject to the delivery of the following at the Closing:

(i) the Company and the Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Exhibit A (the “Registration Rights Agreement”);

(ii) US1DOCS 5965865v8

the Company shall deliver to the Purchaser a certificate of its Secretary or Assistant Secretary attesting as to the resolutions of the Board of Directors of the Company relating to the sale of the Shares;

(iii) the Company shall deliver to the Purchaser a certificate as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware;

(iv) Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, shall deliver to the Purchaser an opinion, dated the Closing Date, in substantially the form attached hereto as Exhibit B;

(v) the Purchaser shall pay the Purchase Price to the Company by wire transfer of immediately available funds to an account designated by the Company; and

(vi) the Company shall instruct the transfer agent for the Common Stock to issue and promptly deliver to the Purchaser a stock certificate representing the Shares.

2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that the statements contained in this Section 2 are true and correct as of the date hereof.

(a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

(b) Authorization and Binding Nature. The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the issuance and delivery of the Shares has been duly authorized by all requisite corporate action on the part of the Company and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement will not, with or without the giving of notice or the passage of time or both, (i) violate or conflict with the provisions of the certificate of incorporation or bylaws of the Company, (ii) violate or conflict with any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Company, or (iii) violate or conflict with any material agreement to which the Company is a party or by which it is bound.

(d) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement, or to execute and deliver the Registration Rights Agreement, except for such qualifications or filings under applicable securities laws as may be required to be made after the Closing in connection with the transactions contemplated by this Agreement.

(e) Authorization of Shares. When issued, sold and delivered in accordance with the provisions of this Agreement for the consideration expressed herein, the Shares will be duly authorized, validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions under this Agreement, the Registration Rights Agreement and applicable state and federal securities laws.

(f) SEC Reports. The Company has previously furnished or made available to the Purchaser (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as amended, as filed with the Securities and Exchange Commission (the “SEC”), and (ii) all other reports filed by the Company with the SEC under Section 13 or subsections (a) and (c) of Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since January 1, 2006 (such reports are collectively referred to herein as the “Reports”). The Reports constitute all of the documents required to be filed by the Company under Section 13 or subsections (a) and (c) of Section 14 of the Exchange Act with the SEC from January 1, 2006 through the date of this Agreement. The Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. The Reports, when considered together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that the statements contained in this Section 3 are true and correct as of the date hereof.

(a) Corporate Power. The Purchaser has the corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Purchaser has not been organized, reorganized or recapitalized for the purpose of investing in the Company.

(b) Authorization and Binding Nature. The execution, delivery and performance by the Purchaser of this Agreement and the Registration Rights Agreement have been duly authorized by all requisite corporate action on the part of the Purchaser and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Non-Contravention. The execution, delivery and performance by the Purchaser of this Agreement will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of the certificate of incorporation or bylaws of the Purchaser, (ii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Purchaser, or (iii) conflict with or violate any material agreement to which the Purchaser is a party or by which it is bound.

(d) Accredited Investor. The Purchaser is an “accredited investor,” as defined in Rule 501 under the Securities Act.

(e) Investment. The Purchaser is acquiring the Shares for its own account for investment, not for resale to any other person and not with a view to or in connection with any resale or distribution. The Purchaser understands that the Shares have not been registered under the securities laws of the United States or any other jurisdiction and cannot be transferred or resold except as permitted pursuant to a valid registration statement or an applicable exemption from registration. The Purchaser acknowledges that the Company has not made any representations with respect to registration of the Shares under applicable securities laws, that there can be no assurance that any market for the Common Stock will continue into the foreseeable future and that, as a result, the Purchaser must be prepared to bear the economic risk of its investment for an indefinite period of time.

(f) Access to Information. The Purchaser has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of its investment in the Company. The Company has made available to the Purchaser all documents and other information necessary for the Purchaser to evaluate the merits and risks of its investment in the Company. The Company has made available to the Purchaser all documents requested and has provided answers to all of its questions relating to an investment in the Company. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations (whether oral or written) other than as set forth herein. The Purchaser has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them. The Purchaser understands that an investment in the Company involves significant risks.

4. Conditions to Closing.

(a) Conditions to Obligations of the Purchaser. The Purchaser shall have no obligation to effect the transactions contemplated hereby until the Effective Date (as such term is defined in the Collaboration Agreement), at which time the obligations of the Purchaser to effect the transactions contemplated hereby shall be subject to the delivery by the Company at the Closing of the items identified in Section 1(b) of this Agreement and the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived, in writing, exclusively by the Purchaser:

(i) The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date as though made on and as of the Closing Date (except (A) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date and (B) where the failure to be true and correct, individually or in the aggregate, has not had a Material Adverse Effect); and the Purchaser shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect. For purposes of this Agreement, the term “Material Adverse Effect” means a material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following shall constitute, or shall be considered in determining whether there has occurred, a Material Adverse Effect: (1) changes that are the result of economic factors affecting the national, regional or world economy or acts of war or terrorism; (2) changes that are the result of factors generally affecting the industries or markets in which the Company operates; (3) any adverse change arising out of or resulting from actions contemplated by the parties in connection with this Agreement or the Collaboration Agreement or the pendency or announcement of the transactions contemplated by this Agreement or the Collaboration Agreement, including without limitation actions of collaborators, competitors or employees; (4) changes in law, rules or regulations or generally accepted accounting principles or the interpretation thereof; (5) any action taken pursuant to or in accordance with this Agreement or the Collaboration Agreement or at the request of the Purchaser; (6) any failure by the Company to meet any published securities analyst estimates of revenues, earnings, expenses or amount of cash for any period ending on or after the date of this Agreement and prior to the Closing; (7) any loss of collaborators or other business relationships resulting directly or indirectly from the announcement of the transactions contemplated by this Agreement or the Collaboration Agreement; (8) any stockholder litigation; and (9) a decline in the price of the Common Stock of the Company.

(ii) The Collaboration Agreement shall not have been terminated prior to the Closing.

(b) Conditions to Obligations of the Company. The Company shall have no obligation to effect the transactions contemplated hereby until the Effective Date, at which time the obligations of the Company to effect the transactions contemplated hereby shall be subject to the delivery by the Purchaser at the Closing of the items identified in Section 1(b) of this Agreement and the satisfaction on or prior to the Closing Date of each of the following additional conditions, any of which may be waived, in writing, exclusively by the Company:

(i) The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date; and the Company shall have received a certificate signed on behalf of the Purchaser by an officer of the Company to such effect.

(ii) The Collaboration Agreement shall not have been terminated prior to the Closing.

5. Closing Efforts. Each of the Company and the Purchaser shall use reasonable commercial efforts to consummate the transactions contemplated by this Agreement.

6. Termination. This Agreement may be terminated (i) at any time by mutual written consent of the Company and the Purchaser, (ii) by either party if the Collaboration Agreement has been terminated for any reason prior to the Closing or (iii) by either party if the Closing has not occurred within 30 days after the Effective Date. In the event that this Agreement is terminated, the respective obligations of the Company and the Purchaser to sell and purchase the Shares and as otherwise provided in this Agreement shall become void and be of no further force or effect, provided that any such termination shall not relieve any party from liability for any breach by such party, prior to the termination of this Agreement, of any covenant or agreement (but not any representation or warranty) contained in this Agreement or impair the right of any party to obtain such remedies as may be available to it in law or equity with respect to such a breach by any other party.

7. Opinions and Legends. The Purchaser agrees that the Shares shall not be sold or transferred unless: (i) the Shares shall first have been registered under the Securities Act, (ii) the Shares are sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) and the Company is furnished with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act or (iii) the Company shall first have been furnished with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. The Purchaser understands that the certificate representing the Shares shall bear a legend substantially in the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the issuer is obtained to the effect that such registration is not required.”

Promptly after a request from the Purchaser, the foregoing legend shall be removed and the Company shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Shares are resold under an effective registration statement under the Securities Act or (ii) the Shares are eligible for resale pursuant to Rule 144(k) of the Securities Act and the Company is furnished with an opinion of counsel reasonably satisfactory to the Company to such effect.

8. Miscellaneous.

(a) Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by facsimile or with a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by facsimile, or three business days after being sent, if sent by reputable express courier.

If to the Company:

Altus Pharmaceuticals Inc.

125 Sidney Street

Cambridge, Massachusetts 02139

Attention: General Counsel

Facsimile No.: (617) 299-2999

with a copy to:

WilmerHale

60 State Street

Boston, Massachusetts 02109

Attention: Peter N. Handrinos, Esq.

Facsimile No.: (617) 526-5000

If to the Purchaser:

Genentech, Inc.

1 DNA Way

South San Francisco, California 94080

Attn: Corporate Secretary

Facsimile No.: (650) 467-9146

(b) Successors and Assigns. No party may assign its rights or obligations hereunder without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment in contravention of this provision shall be void.

(c) Survival of Warranties. The representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for one year.

(d) Entire Agreement. This Agreement and the Registration Rights Agreement represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

(e) Expenses. Each party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles, and the parties hereby consent to the jurisdiction of the courts of the State of Delaware.

(g) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

(h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

ALTUS PHARMACEUTICALS INC.

By: /s/ Sheldon Berkle
Name: Sheldon Berkle
Title: President and Chief Executive Officer

GENENTECH, INC.

By: /s/ Arthur D. Levinson
Name: Arthur D. Levinson
Title: Chairman and Chief Executive Officer